UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Lions Gate Entertainment Corp.
(Name of Registrant as Specified In Its Charter)
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LIONS GATE ENTERTAINMENT CORP.

1055 West Hastings Street, Suite 2200	2700 Colorado Avenue, Suite 200
Vancouver, British Columbia V6E 2E9	Santa Monica, California 90404

SPECIAL MEETING OF SHAREHOLDERS
OF
LIONS GATE ENTERTAINMENT CORP.

SUPPLEMENT TO THE PROXY STATEMENT DATED MARCH 26, 2010

This supplement (the “Supplement”) to the proxy statement (the “Proxy Statement”) of Lions Gate Entertainment Corp. (“Lionsgate” or the “Company”) dated March 26, 2010 is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) and management of Lionsgate for use at the special meeting of shareholders (the “Special Meeting”) of the Company to be held on Tuesday, May 4, 2010, beginning at 10:00 a.m., local time, at Four Seasons Hotel, Tudor Stuart Orange Room, 21 Avenue Road, Toronto, Ontario, Canada M5R 2G1, and to any continuations, adjournments or postponements thereof.

This Supplement should be read together with the matters set forth in the Proxy Statement.

RECORD DATE

As more particularly set forth in the Proxy Statement, only shareholders of the Company’s common shares (NYSE: LGF) (the “Shares”) at the close of business on March 23, 2010 (the “Record Date”) will be entitled to vote the Shares that they held on that date at the Special Meeting, or any continuations, adjournments or postponements of the meeting.

VOTING OF PROXIES

If you complete and properly sign the proxy card already delivered with the Proxy Statement and return it to us, it will be voted as you direct. Proxy cards already completed, signed and delivered to us remain valid and will be voted as you have directed.

Registered shareholders who are unable to attend the Special Meeting in person are requested to read this Supplement, in conjunction with the Proxy Statement, and to complete, sign and date the proxy card already delivered with the Proxy Statement, and to return it, together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, to IVS Associates, Inc., Attn: Lionsgate Proxy Tabulation, 1925 Lovering Avenue, Wilmington, Delaware, 19806, via facsimile at 302-369-8486, or via the Internet at www.ivselection.com/lionsgate. Subject to the discretion of the Chair of the Special Meeting, to be effective, proxies must be received by IVS Associates not later than 10:00 a.m. (Toronto time) on Friday, April 30, 2010 or, if the Special Meeting is adjourned, not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned Special Meeting, or any further adjournment thereof.

“Street name” shareholders who wish to vote at the Special Meeting will need to obtain a proxy or voting instruction form from the institution that holds their Shares.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on May 4, 2010

The notice of Special Meeting, this Supplement, the Proxy Statement and the proxy card are available in the Investors/ Governance Documents section on our website at www.lionsgate.com.

The date of this proxy statement supplement is April 23, 2010.

PARTICULARS OF MATTERS TO BE ACTED ON

Approval of Rights Plan Resolution

Shareholders will be asked at the Special Meeting to consider and, if thought advisable, pass a resolution (the “Rights Plan Resolution”) to approve, ratify and confirm the adoption of the amended and restated shareholder rights plan agreement dated as of March 12, 2010, as amended and restated as of April 22, 2010 between the Company and CIBC Mellon Trust Company (the “Shareholder Rights Plan Agreement”).

Amendments to the Rights Plan

On April 22, 2010, the Board approved amendments to the Rights Plan so that the required approval of the Rights Plan Resolution will be a majority of votes cast by all holders of Shares (and not by Independent Shareholders (as defined in the Shareholder Rights Plan Agreement)) present or represented by proxy at the Special Meeting.

The above summary of the amendments to the Rights Plan does not purport to be complete and is qualified in its entirety by reference to the text of the amended Rights Plan, which has been previously filed as Exhibit 4.1 to the Company’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 23, 2010 and is also available on SEDAR at www.sedar.com. The amended Rights Plan is also available for inspection by shareholders during business hours on any day prior to May 4, 2010 at the Company’s records office located at Suite 2200, 1055 West Hastings Street, Vancouver, British Columbia.

Amendments to the Proxy Statement

The Company hereby amends the Proxy Statement as follows:

•	Each occurrence of the phrase “a majority of the votes cast by Independent Shareholders (as defined in the Rights Plan) present or represented by proxy at the Special Meeting” in the Proxy Statement is hereby deleted and replaced with “a majority of the votes cast by holders of common shares of Lionsgate present or represented by proxy at the Special Meeting.”

•	In the section of the Proxy Statement entitled “General Description of the Rights Plan — Effective Time”, the phrase “a majority of the votes cast by ‘Independent Shareholders’” is hereby deleted and replaced with “a majority of the votes cast by holders of Voting Shares.”

There are no revisions to the Proxy Statement other than the above-described changes. Please see the Proxy Statement for a summary of the proposal to approve, ratify and confirm the adoption of the Rights Plan and a summary of the terms of the Rights Plan.

Approval of the Rights Plan Resolution

The Rights Plan Resolution must be approved by a majority of the votes cast by all holders of Shares present or represented by proxy at the Special Meeting. Abstentions and broker non-votes will not be counted in determining the number of Shares necessary for approval of any item The Board believes that the Rights Plan is in the best interests of the Company, its shareholders and other stakeholders and recommends that our shareholders vote FOR the Rights Plan Resolution.

In the absence of instructions to the contrary, the Shares represented by a properly executed form of proxy in favour of the persons designated by management of the Company will be voted FOR the Rights Plan Resolution approving, ratifying and confirming the adoption of the Rights Plan.

Text of the Rights Plan Resolution

BE IT RESOLVED THAT:

(a)	The shareholder rights plan agreement dated March 12, 2010, as amended and restated as of April 22, 2010 between Lions Gate Entertainment Corp. and CIBC Mellon Trust Company as submitted to this Special Meeting is hereby approved, ratified and confirmed.

(b)	Any director or officer of Lions Gate Entertainment Corp. is authorized to do all such acts and things and to execute and deliver all such instruments, agreements and other documents as in such person’s opinion may be necessary or desirable in connection with the foregoing.

DIRECTORS’ APPROVAL

The contents of this Supplement and the sending of it to shareholders of the Company has been approved by the Board.

By Order of Our Board of Directors,

/s/  Jon Feltheimer
Jon Feltheimer
Chief Executive Officer and Co-Chairman of the Board

Vancouver, British Columbia
April 23, 2010

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